THIRD AVENUE HIGH YIELD FUND


         Supplement dated August 13, 1999 to Prospectus dated February 28, 1999

The Prospectus for the Third Avenue High Yield Fund is hereby supplemented by adding the following:

Effective August 13, 1999, Margaret Patel, the manager of the Third Avenue High Yield Fund (the "High Yield Fund"), became a dual employee of EQSF Advisers, Inc. (the "Adviser"), the investment adviser to the High Yield Fund, and Pioneer Investment Management, Inc. ("Pioneer"). In her capacity as an employee of the Adviser, Ms. Patel continues to serve as the manager of the High Yield Fund.

The High Yield Fund, the Adviser and Pioneer have agreed in principle to pursue the tax-free reorganization of the High Yield Fund into a newly created fund that would be managed by Pioneer (the "Pioneer High Yield Fund"), with Ms. Patel as portfolio manager (the "Reorganization"). In the Reorganization, shareholders of the High Yield Fund would receive in exchange for their High Yield Fund shares an equal number of shares of the Pioneer High Yield Fund. Shareholders would not pay any sales load or commission. The Pioneer High Yield Fund would have substantially the same investment objective as the High Yield Fund. Some investment policies and restrictions of the Pioneer High Yield Fund may be different than those of the High Yield Fund.

Pioneer advises a family of U.S. registered mutual funds and institutional accounts and offshore and foreign funds with aggregate assets under management of approximately $24 billion as of July 31, 1999.

The Reorganization would be subject to approval of the High Yield Fund's shareholders and Board of Trustees, negotiation of the principle terms of the transaction, execution of definitive documents and other matters. Shareholders would receive a separate proxy statement/prospectus concerning the Reorganization. Ms. Patel has agreed to continue as an employee of the Adviser and manager of the Fund until completion of the Reorganization or termination of the agreement in principle concerning the Reorganization. In the event that the Reorganization does not occur, the Adviser has agreed to continue to serve as investment adviser to the Fund.